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                               OPTIMUM FUND TRUST

                           OPTIMUM INTERNATIONAL FUND

                            SUPPLEMENT TO THE FUND'S
                        PROSPECTUS DATED AUGUST 1, 2003


As set forth in the May 5, 2004, Supplement to the Prospectus, one of the Fund's sub-advisers, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's sub-advisory agreement for the Fund will automatically terminate as of the Closing.

In order for Delaware Investments to continue to provide overall management of the daily business affairs of the Fund after the Closing, the Board of Trustees responsible for the Fund has approved a proposal that provides for DIAL to continue to provide investment services to the Fund as sub-advisor to DMC pursuant to a new sub-advisory agreement the "New Agreement").

As required under applicable law, the Board of Trustees responsible for the Fund has approved the submission of the New Agreement to applicable shareholders. Shareholders of record on June 28, 2004, will receive a proxy statement requesting approval of the New Agreement in early July. A special meeting of shareholders addressing these matters will be held on or about August 31, 2004.



THIS SUPPLEMENT IS DATED JUNE 24, 2004.